UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

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NeoGenomics, Inc.

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Your Vote Counts! NEOGENOMICS, INC. 2021 Annual Meeting Vote by May 26, 2021 11:59 PM ET NEOGENOMICS, INC. ATTN: KATHRYN B. MCKENZIE 12701 COMMONWEALTH DRIVE, SUITE 9 FORT MYERS, FL 33913 D44154-P47100 You invested in NEOGENOMICS, INC. and it's time to vote! You have the right to vote on proposals being presented at the Annual Meeting. This is an important notice regarding the availability of proxy material for the stockholder meeting to be held on May 27, 2021. Get informed before you vote View the Notice and Proxy Statement and Annual Report online OR you can receive a free paper or email copy of the material(s) by requesting prior to May 13, 2021. If you would like to request a copy of the material(s) for this and/or future stockholder meetings, you may (1) visit www.ProxyVote.com, (2) call 1-800-579-1639 or (3) send an email to sendmaterial@proxyvote.com. If sending an email, please include your control number (indicated below) in the subject line. Unless requested, you will not otherwise receive a paper or email copy. For complete information and to vote, visit www.ProxyVote.com Control # Smartphone users Point your camera here and vote without entering a control number Vote Virtually at the Meeting* May 27, 2021 10:00 AM Eastern Time Virtually at: www.virtualshareholdermeeting.com/NEO2021 *Please check the meeting materials for any special requirements for meeting attendance. V1

Vote at www.ProxyVote.com THIS IS NOT A VOTABLE BALLOT This is an overview of the proposals being presented at the upcoming stockholder meeting. Please follow the instructions on the reverse side to vote these important matters. Board Voting Items Recommends 1. Election of Directors. To elect nine (9) members of our Board, each to hold office for a one (1) year term ending on the date of the next succeeding annual meeting of stockholders or until such director's successor shall have been duly elected and qualified. 1a. Douglas M. VanOort For 1b. Mark W. Mallon For 1c. Lynn A. Tetrault For 1d. Bruce K. Crowther For 1e. Dr. Alison L. Hannah For 1f. Kevin C. Johnson For 1g. Stephen M. Kanovsky For 1h. Michael A. Kelly For 1i. Rachel A. Stahler For 2. Advisory Vote on the Compensation Paid to our Named Executive Officers. For 3. Second Amendment of the Amended and Restated Equity Incentive Plan. For 4. Ratification of Appointment of Independent Registered Public Accounting Firm. For Prefer to receive an email instead? While voting on www.ProxyVote.com, be sure to click "Sign up for E-delivery". D44155-P47100